Ivy Funds

Supplement dated June 9, 2011 to the

Ivy Funds Prospectus dated July 30, 2010

and supplemented October 7, 2010, November 10, 2010, November 19, 2010,

November 30, 2010 and March 1, 2011

The following is added to the first paragraph before the second to last sentence for Ivy International Balanced Fund in the section entitled “Additional Information about Principal Investment Strategies, Other Investments and Risks” on page 153 of the Ivy Funds prospectus:

The Fund, however, may invest up to 35% of its total assets in non-investment grade debt securities. Non-investment grade debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.

The following is added alphabetically to the list of Non-Principal Risks for Ivy International Balanced Fund in the section entitled “Additional Information about Principal Investment Strategies, Other Investments and Risks” on page 154 of the Ivy Funds prospectus:

■	Low-rated Securities Risk

Supplement	Prospectus	1